EXPENSES BY NATURE AND OTHER INCOME AND EXPENSES ITEMS, Other Net Gains / (Losses) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Other Net Gains (Losses) [Abstract]
Changes in fair value of financial assets at fair value through profit or loss	$ 1,440	$ 2,238
Net gains / (losses) on disposal of property, plant and equipment	26	(51)
Government grants	15	31
Change in fair value of derivative liabilities	(14,230)	0
Others	(271)	(610)
Total	$ (13,020)	$ 1,608